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                              PXRE CAPITAL TRUST I
      $100,000,000 8.85% Capital Trust Pass-through Securities`sm' (TruPS)`sm'

            FULLY AND UNCONDITIONALLY GUARANTEED AS TO DISTRIBUTIONS
                              AND OTHER PAYMENTS BY
                                PXRE CORPORATION

                               PURCHASE AGREEMENT

                                                        New York, New York
                                                        January 24, 1997


Salomon Brothers Inc
As Representative of the Initial Purchasers
Seven World Trade Center
New York, New York 10048


Ladies and Gentlemen:

                   PXRE Corporation, a Delaware corporation (the "Company"), and PXRE Capital Trust I, a Delaware statutory business trust (the "Trust"), propose to sell to the parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representative") are acting as representative, 8.85% Capital Trust Pass-through Securities of the Trust, having a stated liquidation amount of $1,000 per capital security (the "Capital Securities").

                   The Capital Securities will be fully and unconditionally guaranteed by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Capital Securities Guarantee") pursuant to the Capital Securities Guarantee Agreement (the "Capital Securities Guarantee Agreement") to be dated as of the Closing Date specified in Section 3 hereof and executed and delivered by the Company and First Union National Bank, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities. The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $103,093,000 principal amount of the 8.85% Junior Subordinated Deferrable Interest Debentures due 2027 of the Company (the "Subordinated Debt Securities"). The Capital Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust (the "Declaration"), to be dated as of the Closing Date, among the Company, as sponsor, the Administrators named therein (the "Administrators"), First Union Bank of Delaware (the "Delaware Trustee"), First Union National Bank (the "Institutional Trustee"), and the holders




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 from time to time of undivided beneficial interests in the assets of the Trust.
 The Common Securities will be fully and unconditionally guaranteed by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Common Securities Guarantee" and, together with the Capital Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement, to be dated as of the Closing Date (the "Common Securities Guarantee Agreement" and, together with the Capital Securities Guarantee Agreement, the "Guarantee Agreements"), executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities of the Trust. The Subordinated Debt Securities will be issued pursuant to an Indenture, to be dated as of the Closing Date, as supplemented by the First Supplemental Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and First Union National Bank, as trustee
 (the "Indenture Trustee").

                   The Capital Securities, the Capital Securities Guarantee and the Subordinated Debt Securities are collectively referred to herein as the "Securities." This Agreement, the Indenture, the Declaration, the Guarantee Agreements, the Securities and the Registration Rights Agreement (as defined below) are referred to collectively as the "Operative Documents." Capitalized terms used herein without definition have the respective meanings specified in the Final Memorandum (as defined below).


                   The sale of the Capital Securities to the Initial Purchasers will be made without registration of any of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Company that the Initial Purchasers will offer and sell the Capital Securities purchased by them hereunder in accordance with Section 4 hereof as soon as you deem advisable. The Company, the Trust and the Initial Purchasers have entered into a Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement") with respect to the Securities. If you are the only Initial Purchaser, all references herein to the Representative shall be deemed to be to the Initial Purchaser.

                   In connection with the sale of the Capital Securities, the Company and the Trust have prepared a preliminary offering memorandum, dated January 21, 1997 (including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated January 24, 1997 (including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company, the Trust and the Securities. Each of the Company and the Trust hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the Execution Time (as defined below) and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time and anyreferences herein to the terms "amend", "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of

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1934, as amended (the "Exchange Act"), subsequent to the Execution Time which is incorporated by reference therein.

               1. Representations and Warranties. The Company and the Trust jointly and severally represent and warrant to, and agree with, each Initial Purchaser as set forth below in this Section 1.

               (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Trust make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representative specifically for inclusion therein.

               (b) Neither the Company nor the Trust, nor any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

               (c) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation
D) in connection with any offer or sale of any of the Securities.

               (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

               (e) Neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (f) The Company is subject to and in full compliance, in all material respects, with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

               (g) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

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               (h) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del.
C. 3801, et seq. (the "Business Trust Act") with the power and authority to own property and to conduct its business as described in the Final Memorandum and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.


               (i) The Declaration has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and to general principles of equity ("Bankruptcy and Equity"). Each of the Administrators is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

               (j) Each of the Guarantee Agreements and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Capital Securities Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

               (k) The Capital Securities and the Common Securities have been duly authorized by the Declaration and, when issued and delivered against payment therefor on the Closing Date to the Initial Purchasers, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. The issuance of neither the Capital Securities nor the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

               (l) The Subordinated Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust as described in the Final Memorandum, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

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               (m) This Purchase Agreement and the Registration Rights Agreement
have been duly executed and delivered by the Company and the Trust.

               (n) The Operative Documents will on the Closing Date conform in all material respects to the descriptions thereof contained in the Final Memorandum.

               (o) The Trust is not in violation of the Declaration or any provision of the Business Trust Act. The execution, delivery and performance of the Operative Documents to which it is a party by the Company or the Trust, and the consummation of the transactions contemplated herein or therein, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not reasonably be expected to have an adverse effect on the consummation of the transactions contemplated herein or therein, nor will such action result in any violation of the Declaration or the Business Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body.

               (p) The information contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 under the captions "Regulation" and "Pending Legal Proceedings" fairly summarizes in all material respects the matters therein described.

               2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (a) the Company and the Trust jointly and severally agree to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company and the Trust, Capital Securities with an aggregate stated liquidation amount in the amount set forth opposite that Initial Purchaser's name on Schedule I hereto at a purchase price equal to 99.509% of the stated liquidation amount thereof. As compensation to the Initial Purchasers for their commitments hereunder and in view of the fact that the proceeds from the sale of the Capital Securities will be used to purchase Subordinated Debt Securities of the Company, the Company will pay, on the Closing Date concurrently with the purchases and sales pursuant to the preceding sentence, to the Representative, for the accounts of the Initial Purchasers, a commission per Capital Security equal to 1.0% of the stated liquidation amount thereof. Any payment pursuant to this Section 2 shall be made by wire transfer in immediately available funds to the U.S. account designated in writing by the party entitled to receive such payment.

               3. Delivery and Payment. Delivery of and payment for the Capital Securities shall be made at 10:00 AM, New York City time, on January 29, 1997, or such later date (not later than February 5, 1997) as the Representative shall designate, which date and time may be postponed by agreement between the Representative, on the one hand, and the Company and the Trust, on the other hand, or as provided in Section 10 hereof (such date and time of delivery and payment for the Capital Securities being herein called the "Closing Date").

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               Delivery of the Capital Securities shall be made at such
location, and in such names and denominations, as the Representative shall designate at least one business day in advance of the Closing Date. The Company and the Trust agree to have the Capital Securities available for inspection and checking by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date. The closing for the purchase and sale of the Capital Securities shall occur at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006.

               4. Offering by Initial Purchasers. It is understood that the Initial Purchasers propose to offer the Capital Securities for sale as set forth in the Final Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company and the Trust that:

               (a) It has not offered or sold, and will not offer or sell, any of the Securities except (i) to those it reasonably believes to be QIBs or qualified institutional buyers (as defined in Rule 144A under the Securities
Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of any Capital Securities is aware that such sale is being made in reliance on Rule 144A or (ii) to other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D) who provide to it and to the Company a letter in the form of Exhibit A hereto.

               (b) Neither it nor any person acting on its behalf has made or will make offers or sales of any of the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation
D).

               5. Agreements. The Company and the Trust agree with each Initial Purchaser that:

               (a) The Company and the Trust will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (b) Neither the Company nor the Trust will amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act which are incorporated by reference therein, without the prior written consent of the Representative, which will not be unreasonably withheld; provided, however, that, prior to the completion of the distribution of the Capital Securities by the Initial Purchasers (as determined by the Initial Purchasers on advice of counsel), neither the Company nor the Trust will file any document under the Exchange Act which is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company or the Trust has furnished the Representative with a copy of such document for its review and the Representative has not reasonably objected to the filing of such document, except that the Company can file any such document under the Exchange Act which counsel to the Company shall advise the Company in writing is required in order to comply with applicable

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law. The Company and the Trust will promptly advise the Representative and provide a copy to the Representative when any document filed under the Exchange Act which is incorporated by reference in the Final Memorandum shall have been filed with the Securities and Exchange Commission (the "Commission").

               (c) If at any time prior to the completion of the distribution of the Capital Securities by the Initial Purchasers (as determined by the Representative on advice of counsel), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company and the Trust will promptly notify the Representative of the same and, subject to the requirements of paragraph (b) of this Section 5, will prepare and provide to the Representative pursuant to paragraph (a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance.

               (d) The Company and the Trust will use its best efforts to arrange for the qualification of the Capital Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Capital Securities; provided, however, that neither the Company nor the Trust shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 5(d); (ii) file any general consent to service of process; or (iii) subject themselves to taxation in any jurisdiction if they are not already so subject. The Company or the Trust, as the case may be, will promptly advise the Representative of the receipt by the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (e) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates to, resell any Capital Securities that have been acquired by either of them.

               (f) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf, to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

               (g) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf, to, engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

               (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Company and the Trust will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the

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Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Company and the Trust pursuant to this Section 5(h) will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (i) The Company and the Trust will cooperate with the Representative and use their best efforts to permit the Capital Securities to be eligible for clearance and settlement through The Depository Trust Company.

               (j) Neither the Company nor the Trust will, until 90 days following the Closing Date, without the prior written consent of the Representative, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any trust certificates or other securities of the Trust other than the sale of the Common Securities to the Company or the sale of the Capital Securities to the Initial Purchasers as contemplated by this Agreement, (ii) any securities that are substantially similar to the Securities or (iii) any other securities convertible into, or exercisable or exchangeable for, any of (i) or (ii), or enter into an agreement, or announce an intention, to do any of the foregoing.

               6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Capital Securities shall be subject to theaccuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the date and time that this Agreement is executed (the "Execution Time") and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

               (a) The Company shall have furnished to the Representative the opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, dated the Closing Date, addressed to the Initial Purchasers to the effect that:





                       (i) each of the Company and PXRE Reinsurance Company and Transnational Reinsurance Company (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum; and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the States of New Jersey and New York, which are the only jurisdictions in which the Company owns or leases any material real properties or conducts any material business and which requires such

                                       8





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           qualifications and in which the failure to be so qualified would have a material adverse effect on the business or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole; and PXRE Reinsurance Company is duly licensed and in good standing under the insurance laws of the States of Connecticut, New York and New Jersey, and Transnational Reinsurance Company is duly licensed and in good standing under the insurance laws of the States of Connecticut and New Jersey.

                       (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum and based solely on a review of the stock books of each of such Subsidiaries, as identified to such counsel as being true and correct by the Company, and on a certificate of an executive officer of the Company, and without any further independent verification, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any pledge, security interest, claim, lien or other encumbrance (other than covenants under the Indenture dated as of August 31, 1993 (the "Senior Note Indenture") between the Company and State Street Bank and Trust Company (as Successor Trustee to The First National Bank of Boston), as Successor Trustee (the "Senior Note Trustee") relating to the Company's 9-3/4% Senior Notes due 2003 (the "Senior Notes")); and based solely on a review of the stock book of the Trust, as identified to such counsel as being true and correct by the Administrators, and a certificate of an executive officer of the Company, and without any further independent verification, all issued and outstanding Common Securities of the Trust are owned by the Company either directly or through wholly owned subsidiaries free and clear of any pledge, security interest, claim, lien or other encumbrance (other than covenants under the Senior Note Indenture);

                       (iii) each of the Indenture and the Guarantee Agreements has been duly authorized, executed and delivered by the Company, and (in the case of the Indenture and the Capital Securities Guarantee, respectively, assuming it is duly authorized, executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively) constitutes a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject to Bankruptcy and Equity; the Subordinated Debt Securities have been duly and validly authorized and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and when authenticated by the Indenture Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms, subject to Bankruptcy and Equity;

                       (iv) this Purchase Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company;

                       (v) the Declaration has been duly authorized, executed and delivered by the Company and the Administrators;

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                       (vi) to the knowledge of such counsel, no consent,
           approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Operative Documents, in connection with the purchase and sale of the Capital Securities by the Initial Purchasers or the purchase of the Subordinated Debt Securities by the Trust and such other approvals (specified in such opinion) as have been obtained, except (i) such as may be required by the securities, insurance securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, (ii) such as may be required by the Securities Act and the securities, insurance securities or Blue Sky laws of the various states in connection with an exchange offer for, or registration of, the Securities pursuant to the Registration Rights Agreement and (iii) such as may be required as a result of any facts or circumstances relating solely to the Initial Purchasers;

                       (vii) neither the issue and sale of the Capital Securities or the Subordinated Debt Securities, the execution and delivery of the Operative Documents by the Company or the Trust and the consummation of any other of the transactions therein contemplated in any Operative Document nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under the charter or by-laws of the Company or any of its Subsidiaries, the terms of any material indenture, mortgage, deed of trust, bank loan or credit agreement known to such counsel and to which the Company or any of its Subsidiaries is a party or bound or any judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries known to such counsel, or any provision of applicable law known to such counsel to be applicable to the Company or any of its Subsidiaries, except for such conflicts, breaches, violations or defaults which are not, in the aggregate, material to the Company and its subsidiaries taken as a whole and which do not adversely affect the consummation of the transactions contemplated in this Agreement and the Operative Documents, except (i) required compliance with the securities, insurance securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; (ii) required compliance with the Securities Act and the securities, insurance securities or Blue Sky laws of the various states in connection with the exchange offer for, or registration of, the Securities pursuant to the Registration Rights Agreement, (iii) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations; and (iv) as may result from any facts or circumstances relating solely to the Initial Purchasers;

                       (viii) the statements in the Final Memorandum under the headings "Description of the Capital Securities," Description of the Guarantee" and "Description of the Subordinated Debt Securities", insofar as such statements purport to summarize certain provisions of the Operative Documents, provide a fair summary in all material respects of such provisions;

                       (ix) neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of

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           Section 3(a) of the Investment Company Act and the rules and regulations thereunder; and

                       (x) assuming the accuracy of the representations and warranties of the Company, the Trust and the Initial Purchasers and compliance with the agreements of the Company, the Trust and the Initial Purchasers contained herein, no registration of any of the Securities under the Securities Act is required for the offer and sale by the Initial Purchasers of the Capital Securities in the manner contemplated by this Agreement and the Indenture, the Declaration and the Capital Securities Guarantee are not required to be qualified under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Securities.

           Such counsel shall also state that they have no reason to believe that at the Execution Time the Final Memorandum (except for any financial statements and schedules and other statistical data, as to which such counsel need not express any belief) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Memorandum (except for any financial statements and schedules and other statistical data, as to which such counsel need not express any belief) at the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that counsel may state that their belief is based upon their participation in conferences with officers and representatives of the Company and the Representative, counsel for the Initial Purchasers, and representatives of the independent accountants of the Company at which the contents of the Final Memorandum (and any amendment or supplement thereto) and related matters were discussed, and that they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Final Memorandum and have made no independent check or verification thereof, except for those made under subparagraph (viii) above and clause (B) of the penultimate paragraph of this subsection (a), insofar as they relate to legal matters or documents therein described.

           In addition, such counsel shall furnish to the Representative an opinion, dated the Closing Date (A) containing such assumptions, qualifications and limitations as shall be reasonably acceptable to the Representative and its counsel to the effect that (i) the Trust will be characterized as a grantor trust for U.S. federal income tax purposes and not as a partnership or as an association subject to tax as a corporation; and (ii) for U.S. federal income tax purposes the Subordinated Debt Securities will constitute indebtedness of the Company; and (B) to the effect that the statements made in the Final Memorandum under the captions "United States Federal Income Taxation" and "ERISA Considerations," insofar as they purport to describe the material United States Federal income tax consequences of the purchase, ownership and disposition of Subordinated Debt Securities and Capital Securities fairly summarize in all material respects the matters therein described.

           In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York, the corporate laws of the State of Delaware and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than the States of New York and Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Initial Purchasers and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this paragraph (a) include any supplements thereto at the Closing Date.

               (b) The Representative shall have received the opinion of Potter Anderson & Corroon, special Delaware counsel for the Company and the Trust, dated the Closing Date, addressed to the Initial Purchaser to the effect that:


                       (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act;

                       (ii) under the Business Trust Act and the Declaration, the Trust has the trust power and authority (A) to own its properties (including, without limitation, the Subordinated Debt Securities) and conduct its business, (B) to execute and deliver, and to perform its obligations under, each of the agreements to which it is a party, and
           (C) to issue and perform its obligations under the Capital Securities and Common Securities, all as described in the Declaration;

                       (iii) the Declaration constitutes a valid and binding obligation of the Company, the Delaware Trustee, the Institutional Trustee and the Administrators, enforceable against the Company, the Delaware Trustee, the Institutional Trustee and the Administrators, respectively, in accordance with its terms;

                       (iv) under the Business Trust Act and the Declaration, the execution and delivery by the Trust of each of the agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust;

                       (v) the Capital Securities (A) have been duly authorized by the Declaration, and (B) will represent valid and fully paid and, subject to the qualifications set forth in number (viii) below, non-assessable undivided beneficial interests in the assets of the Trust;

                       (vi) once duly and validly issued in accordance with the Declaration, the Capital Securities will entitle the holders of Capital Securities to the benefits of the Declaration;

                       (vii) the Common Securities (A) have been duly authorized by the Declaration, and (B) will represent valid and fully paid undivided beneficial interests in the assets of the Trust;

                       (viii) the holders of the Capital Securities, as beneficial owners of the Capital Securities, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except that the holders of the Capital Securities may be obligated to (A) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates evidencing the Capital Securities and Common Securities and the issuance of replacement certificates evidencing the Capital Securities and Common Securities, (B) provide security or indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration, and
           (C) provide indemnity in connection with violations of the Declaration or Federal or state securities laws arising from transfers or exchanges of certificates evidencing the Capital and Common Securities and the issuance of replacement certificates evidencing the Capital and Common Securities;

                       (ix) under the Business Trust Act and the Declaration, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights;

                       (x) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the State of Delaware is required for the issuance and sale of the Capital Securities and Common Securities or the consummation by the Trust of the transactions contemplated by the agreements to which it is a party;

                       (xi) assuming that the Trust is treated as a grantor trust or partnership for Federal income tax purposes, the holders of the Capital Securities and Common Securities (other than those holders of the Capital Securities and Common Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware;

                       (xii) the (A) purchase of the Subordinated Debt Securities by the Trust, (B) the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration, and
           (C) the execution, delivery and performance by the Trust of each of the agreements to which it is a party and the consummation of the transactions contemplated thereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the Certificate of Trust or the Declaration or any statute, order, rule or regulation the State of Delaware or any governmental agency or body of the State of Delaware having jurisdiction over the Trust or any of its properties, or, based solely on a litigation search dated no earlier than the day immediately preceding the Closing Date, of court dockets for active cases in the Courts of Chancery, Courts of Common Pleas and

           Superior Courts of the State of Delaware in and for Kent, Sussex and New Castle Counties, Delaware, and of the United States District Court sitting in the State of Delaware (the "Litigation Search"), any consent or order of any court; and


                       (xiii) based solely on the Litigation Search, there is no legal or governmental proceeding pending against the Trust.

               (c) The Representative shall have received the opinion of Riker, Danzig, Scherer, Hyland & Perretti, counsel for the Guarantee Trustee, the Institutional Trustee and the Indenture Trustee, dated the Closing Date, to the effect that:

                       (i) First Union National Bank is a national banking association with trust powers duly organized and validly existing in good standing as a banking corporation under the laws of the United States of America with all necessary power and authority to execute, deliver and carry out and perform its obligations under the terms of the Capital Securities Guarantee Agreement, the Declaration and the Indenture;

                       (ii) the execution, delivery and performance by First Union National Bank of the Capital Securities Guarantee Agreement, the Declaration and the Indenture have been duly authorized by all necessary corporate action on the part of First Union National Bank and each of the Capital Securities Guarantee Agreement, the Declaration and the Indenture has been duly executed and delivered by First Union National Bank, and constitutes the legal, valid and binding obligation of First Union National Bank, enforceable against First Union National Bank in accordance with its terms (subject to Bankruptcy and Equity);

                       (iii) the execution, delivery and performance of the Capital Securities Guarantee Agreement, the Declaration and the Indenture by First Union National Bank do not conflict with or constitute a breach of the charter or by-laws of First Union National Bank; and
                       (iv) to the best of such counsel's knowledge, no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of New Jersey or the United States of America governing the banking or trust powers of First Union National Bank is required for the execution, delivery or performance by First Union National Bank of the Capital Securities Guarantee Agreement, the Declaration and the Indenture.

               (d) The Representative shall have received the opinion of Morris, James, Hitchens & Williams, counsel for the Delaware Trustee, to the effect that:

                       (i) the Delaware Trustee is a Delaware banking corporation with trust powers validly existing in good standing as a banking corporation under the laws of the State of Delaware, with all necessary power and authority to execute, deliver and perform its obligations under the Declaration;

                       (ii) the execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee and the Declaration has been duly executed and delivered by the Delaware Trustee;
                       (iii) the execution, delivery and performance of the Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee; and

                       (iv) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

               (e) The Representative shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Capital Securities, the Declaration, the Guarantee Agreements, the Indenture and the Final Memorandum (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (f) The Company shall have furnished to the Representative a certificate of the Company, signed by the President and by the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any supplement to the Final Memorandum and this Agreement and that to their knowledge:
                       (i) the representations and warranties of the Company and the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Trust have complied with all the agreements and satisfied all the conditions on either of their part to be performed or satisfied at or prior to the Closing Date; and

                       (ii) since the date of the most recent financial statements included in the Final Memorandum (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any supplement thereto).

               (g) The Company shall have furnished to the Representative a certificate of the Chief Compliance Officer of PXRE Reinsurance Company to the effect that PXRE Reinsurance Company and Transnational Reinsurance Company have obtained all necessary state insurance regulatory licenses and approvals under the laws of each state in which they operate or do business, except where the failure to be so licensed or approved would not, either singularly or in the aggregate, have a material adverse effect on the business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

               (h) At the Execution Time, Price Waterhouse LLP shall have furnished to the Representative a letter or letters (which may refer to letters previously delivered to the Representative), dated as of the Execution Time, in form and substance satisfactory to the Representative and Price Waterhouse LLP, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                       (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements, if any, included or incorporated in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                       (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports, if any, included or incorporated in the Final Memorandum; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company and the Subsidiary; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Memorandum, nothing came to their attention which caused them to believe that:

                       (1) any unaudited financial statements included or
                incorporated in the Final Memorandum do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum;

                       (2) with respect to the period subsequent to the date of
                the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Final Memorandum, there were at a specified date not more than three business days prior to the date of the letter, (a) any material change in the capital stock or increase in the long-term debt of the Company and its subsidiaries or decreases in the stockholders' equity, total assets or cash and investments of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Final Memorandum, or (b) any material decreases, as compared with the corresponding period in theprior year in the consolidated gross and net premiums written, the total or per share amounts of net income, income before taxes or net investment income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

                       (3) the amounts included in any unaudited "capsule"
                information included or incorporated in the Final Memorandum do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Final Memorandum;

                       (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, including the information included or incorporated in the Company's Annual Report on Form 10-K, incorporated in the Final Memorandum, and the information included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Final Memorandum, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                       (iv) if unaudited pro forma financial statements are included or incorporated in the Final Memorandum, on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Final Memorandum (the "pro forma financial statements"), carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing cameto their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

References to the Final Memorandum in this paragraph (h) include any amendment or supplement thereto to the date of the letter. In addition, at the Closing Date, Price Waterhouse

LLP shall have furnished to the Representative a letter or letters, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect set forth above.

               (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this
Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Capital Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

               (j) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such ratings that do not indicate the direction of a possible change. The Capital Securities shall have been assigned initial ratings as of the Execution Time of "ba1" from Moody's Investors Services, Inc. and "BBB" from Standard & Poor's Rating Services and there shall not have been any decrease in any such rating or any notice given of any intended or potential decrease in any such rating or of a possible change in any such ratings that do not indicate the direction of a possible change.

               (k) Prior to the Closing Date, the Company and the Trust shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

               (l) At the Closing Date, each of the Operative Documents shall have been duly authorized, executed and delivered by each party thereto, and copies thereof shall have been delivered to the Representative.

               If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or telecopy confirmed in writing.

               The documents required to be delivered by this Section 6 shall be delivered at the offices of counsel for the Initial Purchasers on the Closing Date.

               7. Conditions to the Obligations of the Company. The obligations of the Company and the Trust to sell the Capital Securities shall be subject to the Company having received consents, which have not been revoked, from the holders of at least a majority in aggregate principal amount of its Senior Notes permitting the consummation of the transactions contemplated hereby, as more fully described in the Consent Solicitation Statement of the Company, dated January 17, 1997, as amended.

               8. Reimbursement of Initial Purchasers' Expenses. If the sale of the Capital Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11 (i) hereof because trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange, or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities, and the Company shall not then be under any liability to any Initial Purchaser except as provided in Section 9 hereof.

               9. Indemnification and Contribution. (a) The Company and the Trust agree jointly and severally to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Trust by or on behalf of any Initial Purchaser through the Representative specifically for inclusion therein; and except that the Company and the Trust shall not be liable under the provisions of this Section 9 with respect to the Preliminary Memorandum to the extent that any such loss, claim, damage or liability results from the fact that the Initial Purchasers sold Capital Securities to a person to whom there was not sent or given, at or prior to the written confirmations of such sale, a copy of the Final Memorandum if the loss, claim, damage or liability of the Initial Purchasers results from an untrue statement or alleged untrue statement or omission or alleged omission contained in the Preliminary Memorandum which was corrected in the Final Memorandum. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have.

               (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under
Section 9(a) hereunder.

               (c) Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and the Trust, each of their directors, trustees, officers, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company and the Trust by or on behalf of such Initial Purchaser through the Representative specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company and the Trust acknowledge that the statements set forth in the final paragraph of the cover page and the statements regarding the Initial Purchasers set forth in the second paragraph and the first sentence of the second to last paragraph under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum, and the Representative confirms that such statements are correct.

               (d) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a), (b) or (c) above unless and to the extent that the indemnifying party did not otherwise learn of such action and such failure results in prejudice to the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) in the opinion of counsel for the indemnified party, the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the named parties in any such action include both the indemnified party and the indemnifying party and in the opinion of the indemnified party's counsel there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party in writing to employ separate counsel at the expense of the indemnifying party. Notwithstanding the foregoing, the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction (except for local counsel from any other jurisdiction to the extent necessary for the defense of such proceedings on behalf of the indemnified parties), be liable for the fees and expenses of more than one separate firm for all such indemnified parties, which counsel shall be selected by the Representative on behalf of the Initial Purchasers. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

               (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless any indemnified party for any reason, the Company, the Trust and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Trust and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust and by the Initial Purchasers from the offering of the Capital Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among Initial Purchasers relating to the offering of the Capital Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Capital Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Trust and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust and of the Initial Purchasers in connection with the statement or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth in the Final Memorandum. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Trust or the Initial Purchasers. The Company, the Trust and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account

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of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, each officer of the Company and each director of the Company and each trustee and each officer of the Trust shall have the same rights to contribution as the Company and the Trust, subject in each case to applicable terms and conditions of this paragraph (e).

               10. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Capital Securities agreed to be purchased by such Initial Purchaser or Initial Purchasers hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the liquidation amount of Capital Securities set forth opposite their names in Schedule I hereto bears to the aggregate liquidation amount of Capital Securities set forth opposite the names of all the remaining Initial Purchasers) the Capital Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate liquidation amount of Capital Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate stated liquidation amount of Capital Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Capital Securities, and if such nondefaulting Initial Purchasers do not purchase all the Capital Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser, the Company or the Trust. In the event of a default by any Initial Purchaser as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company and the Trust and any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

               11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company and the Trust prior to delivery of and payment for the Capital Securities, if prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial

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

markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities as contemplated by the Final Memorandum (exclusive of any supplement thereto).

               12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their respective officers or trustees on behalf of the Company and the Trust and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or the Trust or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Capital Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

               13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered by hand-delivery (against written receipt) or by a courier guaranteeing overnight delivery or telecopied and confirmed to it at Seven World Trade Center, New York, New York 10048, attention of the Legal Department; if sent to the Company or the Trust, will be mailed, delivered by hand-delivery (against written receipt) or by a courier guaranteeing overnight delivery or telecopied and confirmed to it at 399 Thornall Street, Fourteenth Floor, Edison, NJ 08837, attention Treasurer, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, attention F. Sedgwick Browne.

               14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

               15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

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

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and the Initial Purchasers.

                                                       Very truly yours,

                                                       PXRE CORPORATION


                                                   By: /s/ Gerald L. Radke
                                                       ------------------------
                                                       Name: Gerald L. Radke
                                                       Title: President

                                                       PXRE CAPITAL TRUST I

                                                   By: /s/ Gerald L. Radke
                                                       ------------------------
                                                       Name: Gerald L. Radke
                                                       as Administrator

                                                   By: /s/ Joan Cadd
                                                       ------------------------
                                                       Name: Joan Cadd
                                                       as Administrator

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc


By: /s/ Kevin M. White
    -----------------------
    Name: Kevin M. White
    Title: Associate

For itself and the other
Initial Purchasers named in
Schedule I to the foregoing
Agreement.

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                                   SCHEDULE I


                                                  Stated Liquidation
                                                  Amount of Capital
                                                  Securities To Be Purchased
                                                  -----------------------------
    Initial Purchaser
------------------------------------------------
Salomon Brothers Inc ............................          $50,000,000
J.P. Morgan Securities Inc. .....................           50,000,000
                                                          ------------
              Total..............................         $100,000,000
                                                          ============

                                       I






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



                                                                    EXHIBIT A

                     Non-Distribution Letter for Purchasers

                                                              __________, 199__

Salomon Brothers Inc
as Representative of the Initial Purchasers
Seven World Trade Center
New York, New York 10048

PXRE Corporation
PXRE Capital Trust I
399 Thornall Street
Fourteenth Floor
Edison, NJ 08837

 Re: Purchase of $100,000,000 stated liquidation amount of 8.85% Capital Trust
     Pass-through Securities`sm' (TruPS)`sm' (the "Capital Securities") of PXRE Capital Trust I (the "Trust")
     ------------------------------------------------------------------------

Ladies and Gentlemen:

                   In connection with our purchase of the Capital Securities, we confirm that:

                   1. We understand that the Capital Securities of the Trust (including the guarantee (the "Guarantee") by PXRE Corporation ("PXRE") executed
in connection therewith) and the     % Junior Subordinated Deferrable Interest
Debentures due 2027 (the "Subordinated Debt Securities") of PXRE (the Capital Securities, the Guarantee and the Subordinated Debt Securities together being referred to herein as "Offered Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if, prior to the date which is three years after the laterof the date of original issue of the Offered Securities and the last date on which PXRE, the Trust or any affiliate of PXRE or the Trust was the owner of such Offered Securities (the "Resale Restriction Termination Date"), we decide to offer, sell or otherwise transfer any such Offered Securities, such offer, sale or transfer will be made only (a) to PXRE or the Trust, (b) pursuant to an effective registration statement under the Securities Act, (c) so long as the Offered Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A,
(d) to an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account or for the account of such an institutional accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in

                                      A-1






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

violation of the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirements of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trust and PXRE, which shall provide as applicable, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the Securities Act that is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Offered Securities that the Trust and PXRE reserve the right prior to any offer, sale or other transfer pursuant to clauses
(d) or (e) prior to the Resale Restriction Termination Date of the Offered Securities to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Trust and PXRE. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.

                   2. We are an institutional "accredited investor" with the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Offered Securities for investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

                   3. We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

                   4. We acknowledge that (a) none of PXRE, the Trust, or the Initial Purchasers (as defined in the Offering Memorandum dated January 24, 1997 relating to the Offered Securities (the "Final Memorandum")) nor any person acting on behalf of PXRE, the Trust or the Initial Purchasers has made any representation to us with respect to PXRE, the Trust or the offer or sale of any Offered Securities and (b) any information we desire concerning PXRE, the Trust and the Offered Securities or any other matter relevant to our decision to purchase the Offered Securities (including a copy of the Final Memorandum) is or has been made available to us.

                   5. In the event that we purchase any Capital Securities (or receive any Subordinated Debt Securities upon the liquidation of the Trust), we will acquire and hold such Capital Securities having an aggregate stated liquidation amount of not less than $100,000 or

                                      A-2







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such Subordinated Debt Securities having an aggregate principal amount not less than $100,000, for our own account and for each separate account for which we are acting.

                   6. We acknowledge that we (A) are not ourselves, and are not acquiring Offered Securities with "plan assets" of, an employee benefit or other plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or an entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity (a "Plan Asset Entity") or (B)(1) are ourselves, or are acquiring Offered Securities with the assets of an "investment fund" (within the meaning of Part V(b) of PTCE 84-14) managed by a "qualified professional asset manager" (within the meaning of Part V(a) of PTCE 84-14) which has made or properly authorized the decision for such fund to purchase Offered Securities, under circumstances such that PTCE 84-14, is applicable to the purchase and holding of such Offered Securities, (2) are ourselves, or are acquiring Offered Securities with the assets of, a Plan managed by an "in-house asset manager" (within the meaning of Part IV(a) of PTCE 96-23) which has made or properly authorized the decision for such Plan to purchase Offered Securities, under circumstances such that PTCE 96-23 is applicable to the purchase and holding of such Offered Securities, (3) are an insurance company pooled separate account purchasing Offered Securities pursuant to Part I of PTCE 90-1 or a bank collective investment fund purchasing Offered Securities pursuant to Part I of PTCE 91-38, and in either case no Plan owns more than 10% of the assets of such account or collective fund (when aggregated with other Plans of the same employer (or its affiliates) or employee organization) or (4) are an insurance company using the assets of its general account to purchase the Offered Securities pursuant to Part I of PTCE 95-60, in which case the reserves and liabilities for the general account contracts held by or on behalf of any Plan, together with any other Plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer.

                                      A-3







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

                   7. We acknowledge that PXRE, the Trust, the Initial Purchasers and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of the acknowledgments, representations, warranties and agreements made by us herein with respect to our purchase of the Offered Securities are no longer accurate, we shall promptly notify the Initial Purchasers.

                                            Very truly yours,

                                            -----------------------------------
                                            (Name of Purchaser)


                                            By:---------------------------------

                                            Date:-------------------------------

                   Upon transfer, the Offered Securities would be registered in the name of the new beneficial owner as follows.

Name:---------------------------------------------------------------------------

Address:------------------------------------------------------------------------

    Taxpayer ID Number:


                                      A-4

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